                                                                   EXHIBIT 10.38

                                   AGREEMENT

Made and entered into in Sao Paulo on March 16th 2000

Between: T4U HOLDING B.V.
     A Dutch Company registered in the Netherlands which address is at
     Schouwburgplein 30-34 CL Rotterdam P.O. Box 21153, 3001 AD Rotterdam, The
     Netherlands Herein represented by its attorney-in-fact, Mr. Hagai Porat,
     Israeli Citizen, Passport No. 9020777, presently in Brazil (hereinafter -
     "T4U")

                                                              OF THE FIRST PART;

And: TELERAN LOCALIZACAO E CONTROLE LTDA. A Brazilian company registered in
     Brazil Which address is at R. Cenno Sbrighi, 170-4 A Edificio I CEP Agua
     Branca-Sao-Paulo - SP - Brazil, CNPJ #02-762-221/0001-22 hereinafter -
     "TELERAN")

                                                              OF THE SECOND PART

WHEREAS: Teleran declares that it owns a radio frequency license, granted to it by the competent authorities in Brazil (hereinafter - the "LICENSE"), pursuant to which it holds a license to operate a system, in Brazil, that enables to provide security, protection and location services with regard to vehicles, mobile and immobile objects, persons and animals, and with regard to a transfer of messages, based on a "time of arrival" technology (hereinafter - the
"SYSTEM"); and

A copy of the License is attached hereto, marked APPENDIX A;

WHEREAS: Teleran declares that the System is operated through sites (hereinafter
- the "SITES"), which include wireless telecommunications equipment, such as:
mast, equipment room, air-conditioning, system and electricity system (AC)
(hereinafter - the "INFRASTRUCTURE SYSTEM"), as well as other equipment designed to operate the System (hereinafter - the "DEDICATED EQUIPMENT"); and

WHEREAS: Teleran declares that prior to the signature hereof, it has constructed and set up 23 Sites (hereinafter - the "EXISTING SITES"), on rooftops, in the
Metropolitan of Sao Palo, Brazil, and that it intends to commence operating the
System as of March 30, 2000; and

WHEREAS: Teleran declares that for the purpose of expanding the System it requires additional Sites, in addition to the 23 Existing Sites that have already been established by it (hereinafter - the "ADDITIONAL SITES"); and

WHEREAS: Teleran is interested in having T4U provide maintenance and management services in connection with the Existing Sites as set forth herein below; and

WHEREAS: Teleran is interested in having T4U construct and set up the Additional
Sites, inter alia, according to Teleran's needs, in getting T4U to grant Teleran the right to use the Additional Sites, and in having T4U provide Teleran with maintenance and management services in connection with the Additional Sites as well; all - as set forth in this Agreement below:

NOW THEREFORE IT IS DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS
FOLLOWS:

PREAMBLE; INTERPRETATION; DEFINITIONS

1. (a) The preamble and Appendixes hereto constitute an integral part hereof.

(b) The headings of the clauses are recorded for the sake of convenience only, and they shall not serve for the purpose of interpreting this Agreement.

(c) All the definitions and expressions that appear in this Agreement shall have the same meaning when such definitions and expressions appear in any of the
Appendixes hereof.

(d) The following terms shall have the meanings set forth underneath them:

(I) TYPE A SITE

An Additional Site (as defined below), to be built by T4U, in accordance with the provisions of clause 5 below, and to be located on rooftops, which normally requires a transportable or non- transportable equipment room.

A site of this type will contain at least the following: facilities required for hanging antenna systems, grounding, air-conditioning, break control for non-dedicated systems, fire extinguishing system, connection to electricity grid and installation of meter, connection to telephone line or substitute.

(II) TYPE B SITE

An additional Site (as defined below), to be built by T4U in accordance with the provisions of clause 5 below, and to be located on the ground.

The B Site will include at least the following: a mast up to 20 m. high, a 2X2.5 transportable or non-transportable equipment room, site foundation and development works, fencing, gate, lighting, access path, grounding, air-conditioning, fire-extinguishing systems, connection of Electricity Co.
meter, connection of telephone line.

(III) TYPE C SITE:

An Additional Site (as defined below), to be built by T4U, in accordance with the provisions of clause 5 below, and located on the ground.

The C Site will include at least the following: a mast up to 40 m. high, as well as all other items contained in the Type B site.

(IV) ADDITIONAL SITE

A Site, to be built by T4U, in accordance with the provisions of clause 5 below, which is either Type A Site or Type B Site or Type C Site, in which T4U will grant Teleran a license to use, in accordance with provisions of clause 7 below.

(V) EXISTING SITE

Any one of the 23 Sites that were built by Teleran, prior to the signature of this Agreement, in the Metropolitan of Sao Paulo, Brazil, on roof-tops.

THE PARTIES' DECLARATIONS AND CONFIRMATIONS

2. Teleran and T4U declare, each with respect to itself, as follows:

(a) Their entering into this Agreement and fulfilling their undertakings hereunder do not constitute a breach of any agreement to which they are a party or of any license or any order or judgment whatsoever or any undertaking given to any third party whatsoever applicable to them, or the Memorandum and Articles of Incorporation of either of them.

(b) No claims or legal proceedings or demands are pending against them and/or their managers and/or executives in connection with their operations up to the date of signature hereof, which could be detrimental to their ability to fulfill their undertakings hereunder, and they are not aware of any intention to file or initiate any claims or legal proceedings whatsoever against them as aforesaid.

(c) As at the date of signature hereof, no decision or order has been received for liquidation and/or receivership of their assets, no warning or notice has been received of the intention to apply for such an order and they have no knowledge of any reason whatsoever existing at the time of signature hereof that might constitute a cause therefor.

(d) All approvals required with respect to entering into this Agreement have been granted by the competent organs of each of Teleran and T4U, so that this
Agreement shall take effect as of the date of signature hereof.

REPRESENTATIONS

3. Teleran declares and undertakes as follows:

(a) Teleran is the owner of all of the rental and possession rights with respect to each of the Existing Sites.

A detailed list of all Existing Sites is attached hereto, marked as APPENDIX B.

(b) (1) Teleran has entered into a final and binding rental agreements with respect to each of the Existing Sites (hereinafter - the "RENTAL AGREEMENTS").

Copies of all of the Rental Agreements are attached hereto, marked as APPENDIX
"C".

(2) As at the date of signature hereof, Teleran has been and is fulfilling all of the undertakings imposed on it under each of the Rental Agreements.

(3) None of the owners of any of the Existing Sites and/or the owners of any rights and interests whatsoever in any of the Existing Sites (hereinafter - the
"OWNERS") has any complaint and/or

demand against Teleran in connection with the Rental Agreements pursuant to the terms set forth therein and/or any matter connected therewith, and Teleran has no knowledge of any cause whatsoever with respect to which any of the Owners might raise such complaint in the future and/or due to which any of the Rental
Agreements may be cancelled or terminated.

(4) All the terms and conditions with regard to the leasing of the Existing
Sites, are as detailed in the Rental Agreements attached hereto (Appendix C) and there are no other terms, conditions, understandings or agreements, of any kind, between Teleran and the Owners.

(c) Attached to this Agreement, marked as APPENDIX "D", are the Site files for every one of the Existing Sites, each containing the following particulars:

(1) Infrastructure equipment existing on the site in question, as at the date of signature hereof;

(2) Dedicated Equipment existing on the site in question, as at the date of signature hereof;

(3) Infrastructure existing on the site in question (including electricity, communications, etc.).

(4) Access and entry procedures to the site in question, as at the date of signature hereof;

(5) All types of payment arrangements and actual payments effected in the course of the past six months in connection with the Site in question, including rental payments, payments to the authorities, such as the Electricity Co., etc.

(6) All the sketches, drawings, measurements and other documents, with regard to the relevant Site, including, especially, "as made" plans.

(d) Teleran undertakes that in the event that any of the particulars mentioned in subclause (c) above is not in the possession of Teleran at the date of signature thereof, such particulars will be provided to T4U, subsequent to the signature of this Agreement, and in any event, by no later than the Delivery
Date, as defined in APPENDIX "E".

(e) Teleran undertakes to assist T4U as will be required, to enable T4U to issue and execute, at its expense, all the permits, approvals and permissions that are required under any applicable law and/or regulation, in connection with any of the Existing Sites.

Teleran declares that it is not aware of any obstacle or prevention, of any kind, that may prevent or delay the issuance or execution of any of the said approvals, permits and permissions in connection with any of the Existing Sites.

ACQUISITION OF ALL RIGHTS IN THE EXISTING SITES

4. (a) Immediately subsequent to the signature hereof, Teleran shall transfer to
T4U all of the rights and interests, of all kinds and types, that it may hold in respect of any Existing Site, under any law and/or agreement, both present and future, in each of the Existing Sites, including, but not only, rights of rental, easements, covenants, holding and possession, usage and all proprietary rights in all of the Infrastructure Equipment that exists in the relevant Site, as set forth in APPENDIX "D" etc. (hereinafter - the "RIGHTS"), so that after the transfer of the Rights to T4U,

T4U will be able, immediately and without delay, deferral or impediment to enter each of the Existing Sites, take possession therein, fulfill its undertakings and exercise all of its Rights pursuant to this Agreement and the Appendices hereto.

The procedure of transferring a Site from Teleran to T4U shall be as provided in detail in APPENDIX E hereto.

The Dedicated Equipment located in any Existing Site, as set forth in the list to be made up by the parties, as provided for in Appendix D, and that equipment only, shall remain under Teleran's ownership.

(b) Teleran undertakes to execute, at its expense, any operation and take any step, that may be required in order for the transfer of Rights in each of the
Existing Sites to T4U, as set forth in sub-Clause 4(a) above, to be executed immediately after signature hereof, without delay and/or deferral, as provided in Appendix E hereto.

In order to implement the provisions of this Agreement, expediently and efficiently, and in order to reduce, to the extent possible, the costs involved with the transfer of Rights from Teleran to T4U, it is agreed that the Rights will be transferred in two stages, as follows -

(i) Firstly, Teleran will transfer to T4U all of the rights in the
Infrastructure Equipment (in accordance with the list detailed in Appendix D)
that exist in each one of the Existing Sites (Hereinafter - THE RIGHTS IN THE
Equipment), and

(ii) Simultaneously with the transfer of the Rights in the Equipment and thereafter, Teleran will conmmence transferring to T4U all of Teleran's contractual rights in connection with any of the Existing Sites and all of its rights under any applicable law, in each of the Existing Sites (hereinafter -
THE LEASING RIGHTS).

(c) The transfer of the Rights in each one of the Existing Sites will be made in accordance with the following provisions -

(1) On the Delivery Date of any Existing Site, Teleran will transfer to T4U all of the Rights in the Equipment that exists in each one of the Existing Sites.
Further, Teleran will execute any operation, take any necessary action and sign any document in order to procure and execute the said transfer.

(2) Immediately subsequent to the signature of this Agreement, Teleran will take all necessary actions, including the conducting of negotiations with the Owners, in order to transfer to T4U all of the Leasing Rights.

If, and to the extent that it may be required, to procure the transfer of the
Leasing Rights, T4U will assist Teleran with the conducting of the negotiations with the Owners, but, in any event T4U will not be responsible or liable for the transfer of the Leasing Rights and, further, said assistance will not derogate from any of Teleran's obligations and responsibility to transfer the Leasing
Rights, as aforesaid.

It is expressly clarified that, notwithstanding the above, T4U is entitled, at its sole discretion, to decide, at any time and for any reason, that it is not interested in having the Leasing Rights being transferred to it, in any of the
Existing Sites, in which case T4U will continue to hold the Rights in the
Equipment in the relevant Existing Site.

(3) In the event that T4U will decide, as aforesaid, that it is not interested in having the Leasing Rights being transferred to it, in connection with any of the Existing Site, as aforesaid and/or in the event that T4U will be interested in having the Leasing Rights transferred to it, yet an obstacle or delay will prevent such transfer, for any reason, the following provisions will apply to the Relevant Existing Site, until the entire of the Leasing Rights are transferred to T4U -

(i) Teleran will remain the sole lessee, in accordance with the relevant Rental
Agreement, for all intents and purposes.

(ii) Teleran will take all actions that will be required from it and shall obtain all of the required approvals from the Owner in order to ensure full compliance with the provisions of the relevant Rental Agreement and in order to enable T4U to fulfill all of its obligations hereunder and exercise all of its rights under this Agreement and any of its Appendixes.

It is clarified that in the event that T4U will be prevented from fulfilling any of its obligations hereunder and/or from exercising all of its rights hereunder, because the Leasing Rights were not transferred to it, for any reason, T4U will not be liable or responsible for any non-fulfillment of this Agreement.

(iii) Notwithstanding the above, in the event that, for any reason whatsoever, including due to the Owner's refusal, T4U will be prevented from entering into any of the Sites and/or from being able to exercise any of its obligations or rights under this Agreement and such prevention is not removed by not later than
30 days from the date on which the Rights in the Equipment in such Site were transferred to T4U, T4U will be entitled, at its sole discretion, to cancel this
Agreement, in whole or in part, and any applicable Appendix hereof, with regard to the relevant Site, including the relevant Usage Rights Agreement, and Teleran undertakes that in such case it shall pay back to T4U all the amounts that were paid by T4U to Teleran in respect of such relevant Site.

(4) T4U will pay Teleran the rental fees that are set forth in the Rental
Agreement that applies to the relevant Existing Site, and Teleran undertakes to pay the Owner such rental fees, timely, in accordance with the provisions of the relevant Rental Agreement in the manner that will ensure full compliance with the provisions of the relevant Rental Agreement.

T4U is entitled to decide, as its sole discretion, that in lieu of paying the rental fees to Teleran, as set forth above, such rental fees will be set off any payment to which T4U is entitled to from Teleran, and Teleran undertakes that in such case it will pay the Owners directly, from its own resources.

(d) In any event whereby, after Teleran has executed all the operations required of it as aforesaid, there still remains any impediment to the transfer of the
Rights in the Equipment in any of the Existing Sites to T4U as aforesaid, the date of transfer of Rights in the Equipment in the Site in question shall be deferred until the relevant impediment has been removed.

It is clarified that in any event whereby, at the end of a period of forty days commencing on the date of signature hereof, Teleran shall be prevented, for any reason whatsoever, from transferring to T4U Rights in the Equipment in five or more of the Existing Sites, T4U shall have the right, but shall not be obligated, to cancel all or part of this Agreement, after giving Teleran prior notice 30 days before the designated cancellation, if Teleran does not succeed in removing such impediment within the said period.

(e) It is clarified that T4U shall not provide any services whatsoever and shall bear no responsibility whatsoever with respect to any Site whatsoever, except after the occurrence of all of the following:

(1) All impediments to the transfer of the Rights in the Equipment in that Site have been removed;

(2) All Rights in the Equipment with respect to the Site in question have actually been transferred to T4U, in accordance with the site transfer procedure, as detailed in Appendix E;

(3) Teleran has delivered a written notice to the Owners, with a copy to T4U, in which it states that it grants T4U an irrevocable right to enter into the relevant Site, for the purpose of performing all of the obligations imposed on
T4U under this Agreement and its Appendixes and for the exercise of T4U's rights hereunder (hereinafter - TELERAN'S NOTICE), and the Owner did not object to the content of Teleran's Notice.

(f) Without derogation from T4U's right to cancel this Agreement, as provided for in clause (d) above, in any event whereby Teleran shall be interested in receiving maintenance and management services from T4U, as set forth in Clause 7 above and in Appendix H attached hereto, with respect to an Existing Site, the
Rights in the Equipment in which have not been transferred to T4U due to an impediment, as aforesaid, T4U shall provide to Teleran maintenance and management services with respect to the said Existing Site, provided Teleran has proved, to T4U's satisfaction, that there is nothing whatsoever to prevent T4U from providing such maintenance and management services on the Relevant Site, and the provisions hereof shall apply accordingly.

(g) T4U shall pay Teleran an amount of US$ 87,000 (hereinafter - the "PRICE OF
THE SITE") for each Existing Site with respect to which Teleran shall actually transfer all of the Rights in the Equipment to T4U, in accordance with the provisions of Appendix E and provided all of the following conditions precedent have been fulfilled:

(1) Teleran's Notice was actually provided to and received by the Owners and
T4U, in such fashion as to enable T4U to fulfill all of its obligations and exercise all its rights hereunder;

(2) All approvals required for the purpose of transferring the Rights in the
Equipment in the Site in question to T4U have been given, if and to the extent such approvals are required, under any law and/or agreement, and the Rights in the Equipment in such Site have actually been transferred to T4U;

The Price of the Site, with respect to each Existing Site, shall be paid by no later than three working days after the date of actual transfer of Rights in the
Equipment in the Site in question, provided that all the above mentioned conditions precedent have occurred, and provided that Teleran has rectified, to
T4U's full satisfaction, all failures, defects and faults set forth in the examination report prepared by T4U with respect to the said Site, and T4U has approved same in writing.

SETTING UP ADDITIONAL SITES AND EXPANDING THE NETWORK

5. Teleran declares that it estimates that during the years 2000 and 2001 it shall require a vacant space in at least 60 (sixty) Additional Sites (in addition to the Existing Sites) and it undertakes that, in any event, it shall order from T4U, usage rights, maintenance and management services in at least 45
Additional Sites; Therefore, in reliance on Teleran's said declaration, it has been agreed as follows:

(a) T4U shall set up Additional Sites, as aforesaid, during each of the years
2000 and 2001, inter alia, according to Teleran's needs, as shall be presented to T4U and as provided in a technical specification to be prepared by Teleran with respect to each of the types of site: Type A, Type B and Type C.

The said technical specification is as set forth in APPENDIX F hereto.

Teleran will define, with respect to each Additional Site, in accordance with the possibilities to be presented by T4U (in accordance with the provisions of clause 4 of Appendix G hereof) the type of such Site, inter alia, for the purpose of determining the extent of payments Teleran shall have to make to T4U, the extent of the maintenance and management services and the provisions that shall apply in accordance with the payments schedule attached hereto.

The Additional Sites to be set up by T4U as aforesaid, shall be the exclusive property of T4U, who shall have rights, of every kind and type, with respect to such Additional Sites.

(b) Teleran undertakes that, in the course of each of the years 2000 and 2001, it shall request and order from T4U usage rights, maintenance and management services in the Additional Sites, whereby, in any event, the number of
Additional Sites in which Teleran shall request and order such usage rights, maintenance and management services, during the year 2000, shall be no less than twenty five, and during the year 2001, no less

than twenty, and in total, at least 45 Additional Sites by the end of the year
2001.

The provisions of this clause (b) are material and fundamental.

(c) The manner in which the Additional Sites shall be set up, the timetables and all other terms connected with the set up are as set forth in APPENDIX G, attached hereto.

(d) In the event that Teleran shall request from T4U to perform works, as part of setting up the Additional Sites, in addition to the works contained in the technical specification that was prepared by Teleran, as set forth in clause
5(a), Teleran shall grant a right of first refusal to T4U in connection with the said works.

In the event that Teleran will wish to hire the execution of works, as aforesaid, Teleran shall apply first to T4U, in writing, and offer it to execute the said works (hereinafter- TELERAN'S OFFER). Teleran's Offer will include the offered price, the terms of payment, the timetable and other relevant conditions.

T4U shall notify Teleran, within 21 working days from receipt of the Teleran's
Offer, whether it accepts Teleran's Offer or rejects it; In the event that T4U notifies Teleran that it accepts Teleran's Offer, T4U shall execute the said works in accordance with Teleran's Offer or in accordance with other terms agreed upon between the parties.

In the event that T4U notifies Teleran that it rejects Telerans Offer, Teleran will be entitled to hire a third party to execute the said works, provided that the following two conditions are met: (i) the terms granted by Teleran to the third party are not more favorable from those specified in Teleran's Offer; (ii)
the third party has commenced the works by not later that 30 days from the date on which T4U notified that it rejects the Teleran's Offer.

6. Notwithstanding the aforesaid in Clause 5 above, it is clarified that whenever Teleran shall wish to expand the network of sites in which it receives usage rights, T4U shall have the right, at its exclusive discretion, taking account, inter alia, of Teleran's needs, to give Teleran usage rights in sites that are not Existing Sites which have been transferred to T4U as set forth in
Clause 4 above, and are not Additional Sites set up as provided in sub-Clause
5(a) above (hereinafter - the "OTHER SITES").

Whenever T4U shall grant Teleran usage rights in Other Sites as defined above,
Teleran shall pay T4U for maintenance and management services and usage rights with respect to the relevant Other Site in accordance with the type of Site that was defined by Teleran pursuant to the conditions of clause 5(a) above, and at the prices mentioned in sub-Clause 7(e) below. Whenever the relevant Other Site shall be neither Type A, B nor C, as defined above, Teleran shall pay T4U the said payments according to the type closest to the type of the relevant site.

Teleran shall have the right to object to T4U's granting it usage rights in any
Other Site, provided that it notifies T4U in writing and in advance that it is not interested in receiving usage rights in such Other Site, and provided further that in the said notice Teleran gives details and the grounds for its objection, and it is obligatory for the said grounds to be proven and technical,

                                       10

showing clearly that, in the event T4U grants Teleran usage rights in the Site, this will actually be detrimental to the standard of service provided by Teleran to its customers.

MAINTENANCE AND MANAGEMENT SERVICES; GRANTING USAGE RIGHT

(a) As of the date of signature of a usage rights agreement with respect to any
Existing Site, as detailed in clause (d) below, T4U shall provide maintenance and management services with respect to Existing Sites as provided in the
Maintenance Agreement attached hereto, marked Appendix H (hereinafter - the
"MAINTENANCE AGREEMENT").

(b) Upon completion of any Additional Site by T4U, as provided in Appendix G, and a signature of a Usage Rights Agreement with regard to the relevant
Additional Site, T4U shall provide Teleran with and Teleran undertakes to receive, maintenance and management services with respect to each Additional
Site so completed, as provided in the Maintenance Agreement (Appendix H).

(c) The maintenance and management services provided by T4U with respect to
Existing Sites and/or with respect to Additional Sites shall be so provided only with respect to the Infrastructure Equipment as defined in Appendix D.

It is hereby clarified that maintenance and management with respect to the
Dedicated Equipment shall be performed by Teleran and/or someone on its behalf, and not by T4U; it is further clarified that T4U shall not be responsible with respect to any damage and/or breakdown whatsoever that may be caused to the
Dedicated Equipment as defined in Appendix D, unless such damage was caused directly as a result of negligence on the part of T4U.

Should Teleran also be interested in having T4U provide it with maintenance and management services with respect to the Dedicated Equipment, or any other equipment which is not infrastructure equipment, the parties shall negotiate on that issue, and, subject to agreement between them concerning the price and the terms of providing the said maintenance and management services, T4U shall also provide to Teleran maintenance and management services with respect to the
Dedicated Equipment.

(d) T4U shall enter into usage rights agreements with Teleran with respect to each site in which all the Rights in the Equipment (as defined in Clause 4 above) have been transferred to T4U (provided T4U received actual possession of the said site), and with respect to each Additional Site paid for by T4U, as provided in Appendix G (hereinafter - the "USAGE RIGHTS AGREEMENTS").

The date of signature of the Usage Rights Agreement with regard to Existing
Sites will be as set forth in APPENDIX "E" and the date of signature of Usage
Rights Agreements with regard to Additional Sites will be as set forth in
APPENDIX "G".

The form of the Usage Rights Agreements is attached hereto, marked APPENDIX I.

The Usage Rights Agreements shall include provisions under which Teleran shall have usage rights in each of the said sites; the said usage right shall be non-exclusive, and its extent shall be limited solely to whatever is required, in accordance with the provisions of the technical

                                       11

specification, prepared by Teleran, pursuant to the provisions of APPENDIX F, for the purpose of operating the System and performing the maintenance operations with respect to the Dedicated Equipment (hereinafter - the "USAGE
RIGHT").

The Usage Rights Agreements shall not confer on Teleran any rights of possession and/or entry into any of the sites, save for the right to visit the site for the purpose of performing maintenance operations on the Dedicated Equipment. Teleran undertakes that the visits in any site and the performance of the maintenance activities in such site shall be made in such manner that shall not cause any disturbance to T4U, the Other Users, or any other third party.

Prior to any visit in any site, Teleran shall notify T4U's headquarter that it intends to operate a visit and at the end of any visit, Teleran shall notify the said headquarter that the visit has ended.

Teleran shall record each and every visit in a visits book of T4U that will be located in every Site and shall specify the time of the visit, the purpose thereof, the time of ending the visit and any other events or defects that have occurred or discovered during the visit.

The Usage Right granted to Teleran as aforesaid shall be inferior and subordinate to the rights of T4U in the Sites in question, and it shall be revocable by T4U in respect to the relevant Site, the event of Teleran's breaching any fundamental provision hereof and/or of the Usage Rights
Agreements.

T4U shall be entitled to cancel and terminate any of the Usage Rights Agreement that apply to the Site with respect to which Teleran has committed a breach, as aforesaid.

In the event that a fundamental breach was committed in connection to 10 Sites or more, T4U shall be entitled to cancel and terminate the entire Usage Rights
Agreement as well as this Agreement.

(e) Teleran undertakes to pay T4U, as of the date of signature of the Usage
Rights Agreement (with regard to Existing Sites) and as of the earlier of the date of signature of Usage Rights Agreement or the date on which the Dedicated
Equipment is installed at the Relevant Site (with regard to Additional Sites), for the Usage respect to each of the sites, a monthly sum, to be paid on the first day of each month, for the coming month, as follows:

(1) For a Type A site, Teleran shall pay T4U a monthly amount composed of US$130 and R$920.

(2) For a Type B site, Teleran shall pay T4U a monthly amount composed of US$160 and R$800.

(3) For a Type C site, Teleran shall pay T4U a monthly amount composed of US$280 and R$800.

(4) For a site with respect to which T4U acquired the rights from Teleran, as set forth in Clause 4 above, a monthly sum composed of US$920 and R$920.

                                       12

In the event of any Site being delivered during a calendar month, Teleran shall pay T4U the pro rata portion for that month, on a daily basis, on the basis of thirty days a month.

Payments denominated in Brazilian reais shall be annually monetarily corrected by the IGPM-FGV Index.

The prices specified in this sub-Clause (e) above shall be converted by its equivalent in reais by the sale exchange rate published by the Central Bank of
Brazil, and in its absence by the Banco Safra S.A. All payments mentioned in this clause (e) do not include, inter alia, taxes such as: ICMS, ISS, PIS,
Cofins, which taxes shall be borne solely by Teleran.

It is further clarified that the prices mentioned in clause (e) above, do not include payment for raw materials and various spare parts. T4U shall provide
Teleran with the aforesaid raw materials and spare parts, if and to the extent required, against payment by Teleran, which shall be based on "cost +15%", and after Teleran has signed a purchase order issued by T4U. The purchase order shall specify the cost of the raw materials and spare parts and the direct cost of the work. In addition to each cost, as set forth above, Teleran will pay additional amount of 15% of the relevant cost and any applicable tax, imposed in connection therewith, including PIS, ISS, ICMS, Cofins The direct cost of one hour of work is 40 R$.

Shelter and mast materials are not included in the "cost+" mechanism above.

The shelter and the mast will be kept in a good condition.

T4U will procure that the invoices it issues, against payments made by Teleran, as aforesaid, will be issued from offices that are located either at Alfavil and/or Saokaitano, Brazil, and/or from other locations at similar conditions.

(f) All the provisions of clause 7 above are material and fundamental.

GRANTING USAGE RIGHTS TO OTHER USERS

8. (a) In accordance with the provisions of Appendix "J' hereof, T4U shall have the right at any time and without limitation, at its exclusive discretion, to grant usage rights in each of the sites in which Teleran has Usage Rights, to another user and/or other users (hereinafter - the "OTHER USER") for the purpose of any use whatsoever, as shall be agreed between T4U and the Other User
(hereinafter - the "USAGE RIGHT TO OTHERS"), provided this does not actually interfere with the operation of the System on the site in question.

The extent of the Usage Right to Others, the manner in which it is granted, the format thereof, the price to be charged therefor, and any other matter connected thereto, shall be determined by T4U, at its exclusive discretion.

Should Teleran believe that granting Usage Rights in the site in question to
Other User might interfere with the operation of the System, Teleran shall notify T4U thereof in a written notice containing technical, proven grounds showing clearly that granting the Usage Right to Others in the site in question will actually interfere with the operation of the System, and in such case T4U shall ensure that there shall be no such interference.

                                       13

The procedure for granting Usage Rights to Others shall be as set forth in
APPENDIX J attached hereto.

(b) In the case of T4U entering into a final and binding agreement with any
Other User, pursuant to which Usage Rights shall be granted in any site to such
Other User (hereinafter - the "AGREEMENT WITH OTHER USER"), then throughout the period in which the Agreement with the Other User shall be in effect and so long as the Other User fulfills all of its undertakings under the Agreement with the
Other User (provided however that, in any event, the said period shall not exceed the period of the Usage Agreement applicable to the relevant Site), T4U shall grant Teleran a discount with respect to maintenance and management services which T4U provides to Teleran on the site in question, as set forth in
Clause 5 above, as follows: In the event the Other User is a mobile telephone operator, the discount shall be at the rate of up to 10% of the price which
Teleran is obligated to pay T4U for such site, and in the event the Other User is not a mobile telephone operator, as aforesaid, the discount shall be at the rate of up to 5% of the price which Teleran is obligated to pay T4U for such site. It is hereby expressly clarified that the said discount shall apply only in connection with the site regarding which T4U entered into the Agreement with the Other User.

Furthermore, it is clarified that Teleran shall be entitled to the said discount only in connection with Existing Sites (i.e. sites with respect to which the
Rights have been transferred from Teleran to T4U, as set forth in Clause 4 above), and in connection with Additional Sites, in which T4U shall set up and grant Usage Rights to Teleran, as set forth in sub-Clause 5(b) above.

T4U shall furnish to Teleran, at its request, confirmation by T4U's auditors with respect to the date on which the Other User commenced remitting payments to
T4U with respect to the Site in which the Usage Right was granted, as aforesaid.

In the event that Teleran is in delay of any of the payments it is liable to pay under this Agreement or any of its Appendixes, it shall pay T4U a penalty of 2%
on the unpaid amount, plus 1% moratorium interest per each month.

EXPANSION OF SITES

9. T4U shall have the right, without limitation and at its exclusive discretion, to perform expansion works in all the sites, subject to receipt of consent from the owner of the site in question, provided this shall not constitute actual interference with the operation of the System.

In the event that the Leasing Rights in connection with the Site in question, were not transferred to T4U, for any reason, Teleran shall assist T4U in order to enable T4U to perform the said works, including conducting negotiations and contacts with the Owners, etc.

UNIFICATION OF SITES; CLOSING DOWN A SITE

10. In any event whereby T4U shall wish to unify and/or to close down the operation of any site in order to perform maintenance works, service, up-keep, repairs, or any other operation that may be required (hereinafter - the "CLOSED
SITE"), it shall have the right to perform all of the said operations (i.e. - to close down and/or to cancel the Closed Site), and the following provisions shall apply:

                                       14

(a) T4U shall ensure that substitute infrastructure shall be made available, at
T4U's specification, which shall provide the functions that had been provided by the Closed Site, to the extent this is required, in place of the Closed Site
(hereinafter - the "SUBSTITUTE SITE"), to Teleran's satisfaction.

(b) Teleran shall provide, at its expense, all the Dedicated Equipment required in order to operate the Substitute Site.

(c) T4U shall pay Teleran the direct expenses involved in dismantling, transferring and installing the Dedicated Equipment in the Substitute Site and
in connection with geodetic measurements, if and to the extent that such measurements are required, at the price of direct cost +20%.

(d) Should T4U have any Rights in a site which is nearby any Closed Site
(hereinafter - the "NEARBY SITE"), it shall have the right, at its discretion, to grant Teleran Usage Rights in the Nearby Site in place of the Usage Rights granted in the Closed Site.

Teleran shall have the right to object to being granted Usage Rights in the
Nearby Site, only if it proves in writing, based on technical grounds, that being granted the Usage Rights in the Nearby Site will actually interfere with the operation of the System.

THE TERM OF THE AGREEMENT

11. (a) This Agreement and the Appendices attached hereto shall be in effect with respect to each and every Site for a period of twelve (12) years, which shall commence, with respect to each relevant Site, on the following dates:

(1) With respect to an Existing Site - on the date on which T4U actually received possession of the Site in question to set forth in Appendix "E" and in the event that the Leasing Rights with regard to the relevant Site were not transferred to T4U, on the date on which all the Rights in the Equipment in the relevant Site were actually transferred to T4U;

(2) With respect to an Additional Site - on the date on which an Agreement was signed granting Usage Rights in that particular site in accordance with the provisions of Appendix "G" and "I";

(b) Teleran has the option to extend the term of the Agreement with respect to each site by four additional years, provided it notifies T4U thereof in writing at least six months before the end of the relevant period concerning the site in question.

(c) If any of the Rental Agreements is not renewed by the Owners of the Relevant
Site, for any reason whatsoever and T4U is obligated to rent a new space,
Teleran shall be responsible and incur all expenses and costs involved with the moving to a new place.

CANCELLATION OF THE AGREEMENT

12. Either party shall have the right to cancel this contract with respect to one or more of the sites, as set forth in detail in APPENDIX K.

GOVERNING LAW; JURISDICTION

                                       15

13. (a) The law governing this Agreement shall be law prevailing in Brazil.

(b) The jurisdiction with respect to this Agreement shall be vested exclusively in the courts of Sao-Paulo, Brazil.

ARBITRATION

14. (a) Any disagreements concerning this Agreement, or the construction or performance hereof, shall be submitted for the decision of an agreed arbitrator
(hereinafter - the "ARBITRATOR").

(b) The Arbitrator shall be appointed by the parties, by consent.

(c) The Arbitrator shall be bound by the provisions of substantive law, but not by procedural law or the laws of evidence, and he shall be obligated to give the grounds for his decision.

(d) The parties' signature on this Agreement shall be considered as if they had signed an arbitration agreement to submit to the decision of the Arbitrator all disagreements or disputes, of any type or kind, which may arise between them in connection herewith.

ENTIRE AGREEMENT

15. This Agreement exhausts everything agreed between the parties, and cancels any previous presentation, agreement, arrangement or undertaking between the parties with respect to any of the matters mentioned herein.

MISCELLANEOUS

16. (a) Any amendment hereof or waiver of any of the terms hereof requires a written document signed by both parties.

(b) After signature hereof, this Agreement shall bind the parties and shall take effect vis-a-vis both of them. However, it is clarified that neither all nor part of the rights and duties deriving herefrom are assignable by either party without the consent of the other party.

Notwithstanding the aforesaid, both T4U and Teleran shall have the right to transfer any of their undertakings and/or rights hereunder to any corporation controlling them, directly or indirectly, and/or to any corporation under their control, directly or indirectly; T4U shall have the right to encumber and/or assign and/or mortgage any of its rights and undertakings hereunder to any financial institution whatsoever.

(c) Teleran undertakes that until the end of the year 2001 it shall not contract, whether directly or indirectly, with any third party in order to obtain any of the services provided by T4U hereunder, and it shall obtain these services solely from T4U and/or from anyone to whom T4U shall assign its undertakings pursuant hereto.

Teleran undertakes that in the event that after the year 2001, it will be interested in hiring any of the services rendered by T4U under this agreement,
Teleran shall grant a right of first refusal to

                                       16

T4U with regard to the rendering of the said services in accordance with the mechanism set forth in clause 5(d) above which will apply, mutatis mutandis.

(d) It is clarified that should either party refrain from demanding performance by the other party of any of its duties hereunder, this shall not in any way affect the rights of the former to demand enforcement of performance at a later stage. Furthermore, it is clarified that any waiver by either party with respect to the other party's breach of any of the provisions hereof shall be independent, and shall not be considered or construed as a permanent or future waiver with respect to any breach of such provision or provisions hereof that had been committed in the past, or as a waiver of any of the rights of the waiving party hereunder.

(e) The parties' addresses for the purposes hereof are as set forth in the preamble, unless either party notifies in writing of a change in its address;
any notice sent by one party to the other shall be considered to have been delivered within 72 hours from the date it is deposited in the post office, and at the time of delivery - if delivered by hand or transmitted by fax.

(f) Each of the parties undertakes to perform all operations, as well as sign all documents and to appear before any authority to the extent required for the purpose of the efficient, reliable and correct execution of the contract contemplated hereby, and for the complete fulfillment of all the provisions hereof.

IN WITNESS WHEREOF THE PARTIES HAVE HEREBY SIGNED:

 /s/ Illegible                            /s/ Hagai Porat
--------------------------------------    --------------------------------------
TELERAN LOCALIZACAO E CONTROLE LTDA.      T4U HOLDING B.V.

Witness

1. /s/ Illegible

2. /s/ Illegible

                                       17

                      LETTER OF GUARANTEE AND UNDERTAKING

We the undersigned, Ituran Itur & Shlita Ltd. hereby undertake to be the guarantee of all the undertakings and representations, of the company whose name is specified below, with respect to its undertakings pursuant to the Agreement dated March 15th 2000 including all Appendices thereto, signed between T4U
Holding B.V. and Teleran Localizacao e Controle Ltda.

This guarantee of ours shall remain in effect even with respect to any amendment or addition that may be inserted in the agreement with the consent of the parties thereto, even if such amendment or addition were not brought to our knowledge.

This guarantee of ours shall remain in effect even after the agreement expires for any reason, so long as the party to the agreement for whom we are guarantors owes anything whatsoever to the other party to the agreement.

NAME OF GUARANTOR CORPORATION               NAME OF GUARANTEED CORPORATION
-----------------------------               ------------------------------

ITURAN ITUR & SHLITA LTD.                   TELERAN LOCALIZACAO E CONTROLE LTDA.

In witness whereof we have signed this day:
                                            ------------------------------------

--------------------------------
ITURAN ITUR & SHLITA LTD.

                                       18

                      LETTER OF GUARANTEE AND UNDERTAKING

We the undersigned, GILTEK TELECOMMUNICATIONS LTD., hereby guarantee all the undertakings and representations of the Company whose name is specified below, with respect to its undertakings pursuant to the Agreement dated March 15th 2000 including all Appendices thereto, signed between T4U Holding B.V. and Teleran
Localizacao e Controle Ltda.

This guarantee of ours shall remain in effect even with respect to any amendment or addition that may be inserted in the agreement with the consent of the parties thereto, even if such amendment or addition were not brought to our knowledge.

This guarantee of ours shall remain in effect even after the agreement expires for any reason, so long as the party to the agreement for whom we are guarantors owes anything whatsoever to the other party to the agreement.

NAME OF GUARANTOR CORPORATION                  NAME OF GUARANTEED CORPORATION
-----------------------------                  ------------------------------

GILTEK TELECOMMUNICATIONS LTD.                 T4U HOLDING B.V.

In witness whereof we have signed this day: /s/ Hagai Porat
                                            ------------------------------------

-------------------------------------
GILTEK TELECOMMUNICATIONS LTD.

                                       19

                      LETTER OF GUARANTEE AND UNDERTAKING

We the undersigned, GILTEK TELECOMMUNICATIONS LTD., hereby guarantee all the undertakings and representations of the Company whose name is specified below, with respect to its undertakings pursuant to the Agreement dated March 15th 2000 including all Appendices thereto, signed between T4U Holding B.V. and Teleran
Localizacao e Controle Ltda.

This guarantee of ours shall remain in effect even with respect to any amendment or addition that may be inserted in the agreement with the consent of the parties thereto, even if such amendment or addition were not brought to our knowledge.

This guarantee of ours shall remain in effect even after the agreement expires for any reason, so long as the party to the agreement for whom we are guarantors owes anything whatsoever to the other party to the agreement.

NAME OF GUARANTOR CORPORATION                NAME OF GUARANTEED CORPORATION
-----------------------------                ------------------------------

GILTEK TELECOMMUNICATIONS LTD.               T4U HOLDING B.V.

In witness whereof we have signed this day:
                                            ------------------------------------

/S/ Hagai Porat
---------------------------------------
GILTEK TELECOMMUNICATIONS LTD.

                                       20

LIST OF APPENDICES
------------------

APPENDIX A  Radio Frequency License

APPENDIX B  List of Sites

APPENDIX C  Copies of the Rental Agreements

APPENDIX D  Site Files

APPENDIX E  Procedure of Transferring a Site from Teleran to T4U

APPENDIX F  Technical Specification of Teleran

APPENDIX G  Provisions Concerning Setting Up Sites

APPENDIX H  Maintenance Agreement

APPENDIX I  Usage Rights Agreements

APPENDIX J  Procedure for Granting Usage Rights to Other Users

APPENDIX K  Provisions Concerning Cancellation of Contract

                                       21

                                   APPENDIX E

                   (as per sub-Clause 4(a) of the Agreement)

PROCEDURE FOR TRANSFERRING A SITE FROM TELERAN TO T4U

PREPARATION FOR AN EXISTING DELIVERY OF A SITE

1. Teleran undertakes that immediately after signing the Agreement, it shall commence transferring the Rights in the Equipment to T4U with respect to the
Existing Sites, and that within no later than thirty days after signing the
Agreement, it shall complete the transfer of all Rights concerning all the
Existing Sites, in accordance with the procedures set forth herein.

2. (a) As soon as Teleran has completed all operations required for the purpose of effecting the transfer of Rights in the Equipment in a Site to T4U, Teleran
shall send T4U a written notice, at least ten working days prior to the designated date of transfer, concerning the transfer of the Rights in the
Equipment in the Site in question (hereinafter - the "NOTICE OF DELIVERY").

(b) The Notice of Delivery shall contain, inter alia, all the following particulars:

(1) Precise address and location of the site in question;

(2) Dates on which T4U can visit the site in question and conduct inspections and reviews, before the date of actual delivery of the site;

(3) Names of contacts with whom T4U can coordinate the precise date to visit the site, for the purpose of conducting inspections;

(4) Procedures for entering the site in question and any other information that shall be required by T4U for visiting the site and conducting inspections therein;

(5) Precise date on which Teleran wishes to effect the transfer of Rights in the
Equipment in the Site in question;

(b) Teleran shall deliver a Notice of Delivery as aforesaid with respect to a
Site only after it shall have in its possession all the approvals required for the purpose of transferring all the Rights in the Equipment in the Site in question to T4U and/or after Teleran shall notify T4U in writing that it is aware, in absolute certainty, and that it undertakes that all the said approvals and permits, if required, shall be in its possession before the date of actual delivery of the site in question, and further, after Teleran has completed all of the details to be included in the Site files, in accordance with sub clause
4(a) (Appendix D) of the Agreement.

(c) In any event, a site shall be delivered to T4U only after Teleran has proved to T4U, to the latter's full satisfaction, that all the approvals required for the purpose of transferring all the Rights in the Equipment the Site in question have been given, and that there is no impediment, of any type or kind, to the aforesaid transfer of the Rights in the Equipment, and after T4U has completed all inspections in the site in question Teleran has performed all the rectifications required by T4U, and T4U has confirmed that the Rights in the
Equipment in the Site in question are ready and capable for delivery.

                                       22

3. After receiving the Notice of Delivery, T4U shall visit the site in question and shall conduct the inspection and review, inter alia, with respect to the condition of the Site, the contents thereof, as well as the Infrastructure
Equipment.

T4U shall prepare an inspection report for each Site indicating the functional abilities of each Site, including the possibilities of granting Usage Rights in the site to Other Users, in addition to Teleran (subject to the approval of the
Owners, if and to the extent that such approval will be necessary, in accordance with the terms of the applicable Rental Agreement).

Furthermore, T4U shall prepare an additional report that shall specify the defects, discovered in the Site in question (hereinafter - THE INSPECTION
REPORT).

It is clarified that the maintenance and management services to be provided to
Teleran by T4U, as well as Teleran's responsibility, shall apply only with respect to the Infrastructure Equipment expressly mentioned in the list included in Appendix "D" of the Agreement.

Teleran alone shall be responsible for performing maintenance with respect to the Dedicated Equipment.

Moreover, T4U and Teleran shall prepare a list setting forth the Dedicated
Equipment and the infrastructure equipment located in the site in question.

4. After T4U has visited the site in question and prepared the Inspection
Report, it shall be transferred to Teleran.

Teleran shall rectify any defect, set forth in the Inspection Report, within no more than 14 days after receipt of the Inspection Report.

Immediately after Teleran has completed the rectifications as aforesaid, Teleran shall notify T4U that they have been implemented, and T4U shall conduct an additional inspection in the Site.

The final receipt by T4U in the Equipment in each Existing Site shall be deemed approval by T4U that the defects in such Equipment were rectified (subject to latent defects).

5. Should T4U decide that the site is fit for delivery, as aforesaid, the parties shall determine, by consent, a date for actual delivery of the site in question (hereinafter - the "DELIVERY DATE").

In any event, the Delivery Date shall only after Teleran has transferred to T4U all approvals and permits required in order to transfer the Rights in the
Equipment the site in question to T4U.

In the event that, up to the Delivery Date, Teleran shall not have all the said approvals prior to the determined Delivery Date, the Delivery Date shall be postponed until after all the said approvals have been submitted, and T4U has been given proper opportunity to examine all the said documents. It is clarified that in any event, the Delivery Date shall take place by no later than the dates set forth in clause 1 above.

                                       23

THE DELIVERY

6. At the time of delivering the site, the parties shall perform the following actions:

(a) Representatives on behalf of T4U and Teleran shall conduct an inspection of the site and shall prepare a delivery protocol, in the text attached to this document, marked "L".

In the delivery protocol the parties shall list the contents of the site as it is on the Delivery Date and they shall verify that all Infrastructure Equipment and Dedicated Equipment contained in the Sites files (Appendix D) above is located in the site.

(b) T4U shall confirm that all defects, discovered in any site, as set forth in
Clause 4 above, have been rectified by Teleran.

(c) Teleran shall deliver to T4U the keys to the Site in question, as well as a
Teleran's Notice.

It is clarified that there may be Existing Sites with respect to which the key will have to remain at a specific place from which each of Teleran and T4U will be entitled to take such keys.

In cases where T4U will be entitled to hold the keys of a specific Existing
Site, T4U will deliver to Teleran a copy of such key.

(d) T4U and Teleran will enter into a Usage Right Agreement, in accordance with the form of Agreement enclosed as Appendix "J".

                                       24

                                   APPENDIX G

(In accordance with the provisions of clause 5(c) of the Agreement)

PROVISIONS WITH REGARD TO THE CONSTRUCTION OF ADDITIONAL SITES

1. In the event that Teleran will wish that T4U shall grant it usage rights in
Additional Sites, as defined in the Agreement, Teleran shall notify T4U, in writing, what is the number of the Additional Sites in which it wishes to receive usage rights (hereinafter - TELERAN'S NOTICE).

Teleran's Notice shall include all of the following details -

(a) The exact number of the Additional Sites in which Teleran wishes to be granted usage rights.

(b) The location of the Additional Sites in which Teleran wishes to be granted usage rights, as aforesaid; For that purpose Teleran shall specify its request with regard to the location of the relevant Additional Sites, by indicating a squared area of 1x1 km, in which the said requested Additional Sites will be located.

(c) The type of the Additional Sites in which Teleran wishes to be granted usage rights.

2. Teleran undertakes that the Teleran's Notices shall be delivered to T4U in accordance with the following time-table:

(a) In the event that the number of the Additional Sites in which Teleran asks to receive within one month is not greater than 10 Additional Sites, Teleran shall deliver the Telelran's Notice to T4U at least 60 days prior to the designated date of the grant of usage rights in the said Additional Sites.

(b) In the event that the number of the Additional Sites in which Teleran asks to receive within one month is more than 10, but less than 20 Additional Sites,
Teleran shall deliver the Telelran's Notice to T4U at least 120 days prior to the designated date of the grant of usage rights in the said Additional Sites.

(c) In the event that the number of the Additional Sites in which Teleran asks to receive within one month is more than 20 Additional Sites, Teleran shall deliver the Telelran's Notice to T4U at least 150 days prior to the designated date of the grant of usage rights in the said Additional Sites.

3. Teleran undertakes that at least 60 days prior to the designated date of the grant of usage rights in any Additional Site, Teleran shall deliver to T4U a detailed map which includes detailed coordinations (hereinafter - THE MAP); the
Map shall specify the location of the Additional Site in question, in which
Teleran wishes to be granted usage rights.

The area to be specified in the Map, in which the relevant Additional Site is to be located shall be a squared area of 1 X 1 km (hereinafter - THE AREA OF THE
ADDITIONAL SITE).

                                       25

4. Within 14 working days from receipt of the Map by T4U, in accordance with the provision of clause 3 above, T4U shall notify Teleran what is the alternative or alternatives, as the case may be, for the exact location of an Additional Site within the Area of the Additional Site.

5. Within 5 working days from the date on which T4U has notified Teleran what is the alternative (or alternatives) for the exact location of the Additional Site within the relevant Area of the Additional Site, in accordance with the provisions of clause 4 above, Teleran shall notify T4U that it agrees to the exact location of the said Additional Site, in accordance with the content of the said notice of T4U.

In the event that Teleran shall be of the opinion that the exact location of the relevant Additional Site is improper, and provided that the said opinion is clearly based on the ground of technical reasons, and provided further that
Teleran clearly proves that the level of service to Teleran's clients is actually going to be damaged, Teleran shall notify T4U, within the said 5 days period, that such is the case and shall detail the said technical reasons; In such case T4U shall make best efforts to identify another location for the relevant Additional Site, within the Area of the Additional Site.

6. Within 60 working days from receipt of the Map by T4U, in accordance with the provisions of clause 3 above, T4U shall invite representatives of Teleran to the relevant Additional Site, in order to perform a preliminary examination of the
Additional Site.

At the end of the said examination, the parties shall prepare a report with regard to the said examination, in which they shall detail defects, if any, that were discovered in the said Additional Site (hereinafter - THE EXAMINATION
REPORT). Within 20 working days from receipt of the Examination Report by T4U,
T4U shall correct the said defects.

7. During the performance of the Additional Site construction works, Teleran shall be allowed to visit the said Site in subject to advanced coordination with
T4U, and to render its comments concerning the said performance.

8. T4U shall inform Teleran, of the exact date by which the construction of the relevant Additional Site shall be completed, within 5 working days from the date of receipt of the Examination Report (hereinafter - THE COMPLETION DATE).

On the Completion Date the parties shall execute a sight delivery protocol and final acceptance declaration.

In the event that on the Completion Date further defects resulting from T4U's faults, shall be revealed, T4U shall amend the said defects within 10 working days.

9. On the Completion Date the parties shall execute a Usage Rights Agreement, whether all of the defects have been amended or not.

                                       26

                                   APPENDIX H

                   (as per sub-Clause 7(a) of the Agreement)

MANAGEMENT OF SITES AND MAINTENANCE OF INFRASTRUCTURE EQUIPMENT

1. DEFINITIONS

1.1 All expressions, terms and definitions contained and appearing in this
Appendix shall have the same meanings given to them in the Agreement of which this Appendix constitutes an integral part (hereinafter - the "AGREEMENT").

1.2 In this Appendix, the "SERVICE" means - provision of management and maintenance services, as set forth hereinafter in this Appendix.

1.3 In this Appendix, "MANAGEMENT" means - site management services, including liaison with the owners and the relevant authorities, payment to the owners of rental fee applicable to the site in question, payment of electricity and telephone bills, house committee charges and Municipality rates payable on the site in question.

PERMITS

1.4 T4U shall issue, at its expense, the permits required under the law in connection with the Existing Sites actually delivered to it from Teleran, and shall do everything in its power in order to prevent a situation in which a site shall be closed or its operation discontinued due to failure to issue a permit.

Teleran shall make it best efforts and assist T4U to issue any required permit and/or approval in connection with any of the Sites.

It is expressly clarified that T4U shall not be liable for failure to receive a permit in any case whereby the permit in question was not granted due to any act or omission made by Teleran or any other third party.

T4U shall not be liable for any loss, damage, expense or loss, that arise or may be arisen due to a failure to obtain any permit, where the failure is not directly and clearly attributed to a negligence of T4U.

It is clarified that, in any event, T4U will not be liable to any damage, loss, cost or expense, of any kind, that may be caused, for any reason, in connection with any of the Additional Sites or the Other Sites.

T4U shall be liable only with respect to direct damage actually caused to
Teleran, if any, due to failure to obtain a permit for an Existing Site, provided the said damage was caused as a consequence of a direct and clear negligence on the part of T4U.

2. GENERAL TERMS

                                       27

2.1 The Service shall apply solely to the Infrastructure Equipment supplied by
T4U as defined in the Agreement and, in connection with Existing Sites - solely with respect to the Infrastructure Equipment present at the Existing Sites, as contained in the list to be drawn up between the parties, as set forth in
Appendix D above.

2.2 The Service shall be provided during the term of the Agreement, with respect to each site, as set forth in Clause 11 of the Agreement.

2.3 The Service shall be provided solely with respect to the Infrastructure
Equipment contained in the list mentioned in Appendix D.

2.4 T4U shall issue, at its expense, insurance policies to be issued against all risks, as well as third party insurance, with respect to provision of the maintenance and management Services on the sites actually delivered to it.

3. SERVICE PERIOD

3.1 The term of the Service period with respect to each site shall be as mentioned in Clause 11 of the Agreement.

4. REMUNERATION

4.1 In the course of the period in which the Service is provided for the
Infrastructure Equipment, Teleran shall pay T4U, for each site, with respect to the management and maintenance Service, as provided in sub-Clause 7(e) of the
Agreement.

The prices specified in this sub-Clause 4 shall be paid in Brazilian currency
(R$), and they do not include taxes such as ICMS, ISS, PIS, Cofins.

5. PAYMENT TERMS

5.1 The invoice for the Services pursuant to this Appendix shall be sent to
Teleran for advance payment at the beginning of each month for the next month.

5.2 Payment terms shall be current month + 30 days.

5.3 All payments for maintenance and management Services shall be effected in
Brazilian currency (R$).

6. FORCE MAJEURE

It is agreed between the parties that whenever any impediment is created for the performance of the works by T4U as a consequence of the occurrence of an event over which T4U has no control, including but not only, the events set forth below, the timetables specified in this Appendix, and any other agreed timetable, shall be postponed respectively by the length of the period in which such events shall prevent the possibility of T4U's performing the works.

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(a) Administrative and/or judgmental orders and/or injunctions under any law which prevent performance of the Service.

(b) Natural disasters, including: floods, inundations, fires, explosion, earthquake, harsh climatic conditions, and the like.

(c) Strikes by any entities who are independent of or not connected with T4U
(including sub-contractors), provided that T4U has made all efforts to find an alternative entity.

(d) Breach of undertakings by suppliers from whom T4U or someone on its behalf orders equipment, without respect to any action or inaction of T4U.

(e) Shortage of manpower or any raw materials, provided that T4U has made efforts to find alternative manpower or raw materials.

(f) Wars, terror attacks, riots, acts of violence, etc.

7. SCOPE OF THE SERVICE

7.1 The maintenance Services, which shall be provided solely with respect to the
Infrastructure Equipment as defined in the file of the site in question
(Appendix D to the Agreement), shall include the following:

7.2  Lighting maintenance
AC system maintenance
Fence maintenance (if required)
Yard maintenance (if required)
Pathways maintenance (if required)
Coordination and examination of Rental Fee planning (only in the case of granting Usage Rights to Other Users as defined in the Agreement).
Maintenance of lightning protection system.
Preparation of planning and authorities approvals files, and obtaining such approvals.
Maintenance of air-conditioning system.
Handling and paying rental, electricity, etc.
Maintenance of alarm, fire detection and extinguishing systems (in future).
Maintenance of dedicated switch/equipment room (if required).
Maintenance of antennas hanging mast/tower/system, including RF cables and antennas, (if required).
Teleran shall have the right to receive from T4U information with respect to the above.

7.2 The maintenance shall be performed in accordance with the technical specification attached to this Appendix, marked "__".

7.3 Provision of the maintenance service is conditioned upon availability of free access for the T4U technician to the various sites for the purpose of preventive and breakage maintenance.

7.4 It is further clarified that the prices mentioned in clause 7(e) of the agreement, do not include payment for raw materials and various spare parts. T4U shall provide Teleran with the aforesaid

                                       29

raw materials and spare parts, if and to the extent required, against payment by
Teleran, which shall be based on "cost +15%", and after Teleran has signed a purchase order issued by T4U. The purchase order shall specify the cost of the raw materials and spare parts and the direct cost of the work. In addition to each cost, as set forth above, Teleran will pay additional amount of 15% of the relevant cost and any applicable tax, imposed in connection therewith, including
PIS, ISS, ICMS, Cofins. The direct cost of one hour of work is 40 R$.

8. TIMETABLES

(a) Preventive maintenance shall be performed in accordance with the technical specification, once every two months, or as shall be agreed between the parties.

(b) Breakages shall be dealt with within 8 working hours from receipt of the call, in accordance with the technical specification.

(c) On weekends and religious holidays, breakages shall be dealt with within 24 hours.

(d) Breakages shall be dealt with up to three at a time.

9. Teleran shall compensate and indemnify T4U, in any case whereby damage is caused to the Infrastructure Equipment on any of the Sites, in the case in which the said damage was caused, by Teleran and/or anyone on its behalf and/or by any of its employees.

T4U shall indemnify Teleran in any case whereby actual damage is caused to the
Dedicated Equipment located in any of the sites the Rights in which have been transferred to T4U, in the event such damage was caused as a direct result of by
T4U and/or anyone on its behalf.

                                       30

APPENDIX I
(Pursuant to Clause 7(d) of the Agreement)

USAGE RIGHT AGREEMENT Made and entered into in Sao Paulo on _________________

Between: T4U HOLDING B.V.
A Dutch Company registered in the
Netherlands which address is at
Schouwburgplein 30-34 CL Rotterdam
P.O. Box 21153, 3001 AD
Rotterdam, The Netherlands
(hereinafter - "T4U")

OF THE FIRST PART;

And: TELERAN LOCALIZACAO E CONTROLE LTDA.
A Brazilian company registered in Brazil
Which address is at R. Cenno Sbrighi,
170-4 A Edificio I CEP Agua Branca-
Sao-Paulo - SP -- Brazil,
CNPJ #02-762-221/0001-22
Hereinafter - "TELERAN")

OF THE SECOND PART

WHEREAS: T4U holds certain rights in a site located in ________________
(hereinafter - "THE SITE"); and

WHEREAS: Teleran wishes to be granted certain usage rights with regard to an infrastructure equipment that is located in the Site.

NOW THEREFORE IT IS DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS
FOLLOWS:

PREAMBLE; INTERPRETATION; DEFINITIONS

1. (a) The preamble and Appendixes hereto constitute an integral part hereof.

(d) The headings of the clauses are recorded for the sake of convenience only, and they shall not serve for the purpose of interpreting this Agreement.

(e) All the definitions and expressions that appear in this appendix shall have the same meaning given to such definitions and expressions in the Agreement to which this appendix is attached.

PURPOSE OF THIS AGREEMENT

2. The purpose of this agreement is the grant of usage rights by T4U to Teleran under which Teleran will be entitled to use an infrastructure equipment for telecommunications which includes wireless telecommunications equipment, such as: mast, equipment room,

                                       31

air-conditioning system and electricity system (AC) (hereinafter - the
"INFRASTRUCTURE SYSTEM"), that exist in the Site for the purpose of operation, by Teleran of security, protection and location services with regard to vehicles, mobile and immobile objects, persons and animals, and with regard to a transfer of messages, based on a "time of arrival" technology (hereinafter - the
"SYSTEM"), during the period of this agreement (hereinafter- the "USAGE RIGHT").

TERM OF THE AGREEMENT

3. Subject to the provisions of the Rental Agreement the applies to the relevant
Site and provided that there is no prevention or obstacle, of any kind, under any applicable agreement or law, the Usage Right is given for a period of 12 years, commencing on the date hereof (hereinafter- the "TERM").

Teleran has the option (hereinafter- the "OPTION") to extend the Term of the
Agreement by four additional years, provided it notifies T4U in writing at least six months before the end of the Term that it wishes to extend the Term.

During the term of the Option, the provisions of this agreement shall apply, mutatis mutandis.

TERMINATION

4. (a) Each of the parties is entitled to terminate this agreement, prior to the end of the Term, in accordance with the provisions of Appendix K of the agreement to which this Appendix is attached.

(b) In addition T4U is entitled to terminate this agreement, at any time, without having to pay to Teleran any compensation whatsoever, upon the occurrence of any of the following events -

(1) Any prevention of any kind arises which prevent from T4U go grant Usage
Right to Teleran.

(2) Teleran has committed a fundamental breach of this agreement.

USAGE RIGHTS FEES

5. Teleran will pay T4U fees as set forth in clause 7(e) of the agreement.

TELERAN OBLIGATIONS

6. (a) Teleran will be entitled to enter into the Site, in prior co-ordination with T4U only for the purpose of performing maintenance to the Dedicated
Equipment that exists in the Site.

(b) Teleran undertakes to perform the maintenance with due care and not to cause any nuisance of any kind to T4U and/or any Other Users.

(c) Teleran declares that it has examined the Site and found it fully suitable and feet for its purposes.

(d) Teleran undertakes to correct at its expects any damage that may be caused to any item in the Site due to its act omission.

                                       32

INSURANCE

7. Teleran undertakes to issue policy insurance to cover any damage that may be caused to the Dedicated Equipment and/or Teleran and/or any third party.

PERMITS

8. (a) Teleran undertakes to co-operate with T4U and make its best efforts to assist T4U to obtain any required permit, approval or license with regard to the
Site and any equipment that exist therein.

(b) If, for any reason, T4U will not be able to issue any of the required permits, license or approval, T4U will be entitled to terminate this agreement.
In such case T4U will identify a substitute site for Teleran.

In the event of said termination, Teleran will compensate T4U by paying it the amount that was paid by T4U to Teleran in respect of the Site and the equipment that exist therein.

GOVERNING LAW; JURISDICTION

9.(a) The law governing this Agreement shall be law prevailing in Brazil.

(b) The jurisdiction with respect to this Agreement shall be vested exclusively in the courts of Sao-Paulo, Brazil.

MISCELLANEOUS

10. (a) Any amendment hereof or waiver of any of the terms hereof requires a written document signed by both parties.

(b) After signature hereof, this Agreement shall bind the parties and shall take effect vis-a-vis both of them. However, it is clarified that neither all nor part of the rights and duties deriving herefrom are assignable by either party without the consent of the other party.

Notwithstanding the aforesaid, both T4U and Teleran shall have the right to transfer any of their undertakings and/or rights hereunder to any corporation controlling them, directly or indirectly, and/or to any corporation under their control, directly or indirectly; T4U shall have the right to encumber and/or assign and/or mortgage any of its rights and undertakings hereunder to any financial institution whatsoever.

(c) It is clarified that should either party refrain from demanding performance by the other party of any of its duties hereunder, this shall not in any way affect the rights of the former to demand enforcement of performance at a later stage. Furthermore, it is clarified that any waiver by either party with respect to the other party's breach of any of the provisions hereof shall be independent, and shall not be considered or construed as a permanent or future waiver with respect to any breach of such provision or provisions hereof that had been committed in the past, or as a waiver of any of the rights of the waiving party hereunder.

                                       33

(d) The parties' addresses for the purposes hereof are as set forth in the preamble, unless either party notifies in writing of a change in its address;
any notice sent by one party to the other shall be considered to have been delivered within 72 hours from the date it is deposited in the post office, and at the time of delivery - if delivered by hand or transmitted by fax.

(e) Each of the parties undertakes to perform all operations, as well as sign all documents and to appear before any authority to the extent required for the purpose of the efficient, reliable and correct execution of the contract contemplated hereby, and for the complete fulfillment of all the provisions hereof.

IN WITNESS WHEREOF THE PARTIES HAVE HEREBY SIGNED:

 /s/ Illegible                            /s/ Hagai Porat
--------------------------------------    --------------------------------------
TELERAN LOCALIZACAO E CONTROLE LTDA.      T4U HOLDING B.V.

Witness

1. /s/ Illegible

2. /s/ Illegible

                                       34

                                   APPENDIX J

                    (Pursuant to Clause 8 of the Agreement)

PROCEDURE FOR GRANTING USAGE RIGHTS TO OTHER USERS

1. Teleran undertakes that, in any case whereby any third party shall apply to
Teleran requesting permission to use any site, whether an Existing Site or an
Additional Site, as defined in the above Agreement (hereinafter - the "OTHER
USER"), it shall transfer the application to T4U, and in parallel shall refer the Other user directly to T4U.

2. (a) T4U shall notify Teleran of its intention to grant Usage Rights to the
Other Users in the said sites, giving details of the sites in which they intend to grant Usage Rights.

T4U shall detail in its notice, the user of the site and its working frequencies and broadcasting methods, to the extent there is a broadcast, the capacity, the directions and types of the antennas, spectralic clearance, type of broadcasting equipment, location on the mast and the existence together with Other Users.

Details shall also be given, in general, of the area required for the Other User in the site.

Teleran undertakes to reply to T4U in writing, within 5 working days from the date on which T4U notified it of the aforesaid Other User, whether Teleran itself requires the area designated for the Other User and/or whether it estimates that there is an RFI or other problem with respect to granting Usage
Rights to the Other User.

In the event that Teleran does not respond to T4U's aforesaid notice, for any reason, this shall be considered as full and final consent on the part of
Teleran to T4U granting Usage Rights to the Other User with respect to the Site in question and shall notify Teleran of it.

In the event that Teleran shall believe that there is an RFI problem or other, if any, in connection with granting Usage Rights to the Other User, it shall detail in writing the reasons and grounds therefor.

(b) T4U shall submit to Teleran the results of the theoretical analysis of the
RFI effect with respect to granting Usage Rights in the site to the Other user, and shall clarify whether, in its opinion, there is no RFI problem in granting
Usage Rights to the Other User, and in the case of an anticipated problem - the method in which it can be solved.

Teleran shall cooperate, if required, in order to solve the problem, if any. In the event that Teleran shall incur direct expenses with respect to examining the
RFI problem, T4U shall refund such expenses to Teleran against a tax invoice, all in reasonable amounts and at market prices. The said cooperation shall be within a reasonable time frame, while taking all steps required in order not to cause any damage to T4U's business.

To the extent it becomes necessary, a substitute site shall be provided, pursuant to Clause 10 of the Agreement, in order to close down partially and/or temporarily, for the purpose of granting Usage Rights to the Other User and/or performing the works involved therein.

                                       35

(c) T4U shall provide RFI inspection, as required, after granting usage Rights to the Other User.

(d) T4U shall notify Teleran of having completed locating the Other user in any of the sites, and shall update it with respect to maintenance responsibility and liaison personnel.

4. T4U shall use its best efforts, in order to avoid directly compromising
Teleran's service to its customers.

                                       36

                                   APPENDIX K

                 PROVISIONS CONCERNING TERMINATION OF CONTRACT

1. In the event either of the parties shall wish to terminate the contract with respect to any site, the parties shall act as provided in the above Agreement and in this Appendix.

TERMINATION OF THE CONTRACT BY TELERAN

2. (a) Subject to the provisions of the above Agreement, and of this Appendix below, Teleran shall have the right to terminate the contract with respect to any of the sites at the end of each three calendar years period, the beginning of the first period being the date on which Teleran was granted the Usage Right in the site in question.

(b) Teleran undertakes that in the event it shall wish to terminate the contract with respect to any site, as aforesaid, it shall pay T4U all the relevant amounts, as set forth in the attached payment schedules, applicable to the relevant site type.

(c) It is expressly clarified that a condition for Teleran's right to terminate the contract is that the following conditions have been met:

(1) Teleran has notified T4U of its wish to terminate the contract with respect to the site in question, at least six months before the date of the designated termination.

(2) Teleran has paid T4U, on time, all of its financial obligations pursuant to the above agreement, before the designated termination date.

(d) In addition to the payments that Teleran is liable to pay under clause 2(b)
above, Teleran undertakes to pay T4U the remainder of the principal amount, as set forth in the payment schedules attached hereto, plus an amount of US$ 2,000 for each Site, by no later than three working days from the designated termination date.

In addition to all of the payments set forth above, Teleran undertakes to pay
T4U all of the costs and expenses involved with the advanced repayment of the bank credit.

(e) In the case of Teleran terminating the contract with respect to Additional
Site, it shall have the right to take with it only the Designated Equipment located in the site, and any other equipment that was provided by Teleran, if any, under the supervision and control of T4U, as defined and set forth in
Appendix D to the Agreement.

(f) The first 23 sites, Teleran will stay as a tenant and will pay the rental cost, as well as the operational costs, with T4U.

TERMINATION OF CONTRACT BY T4U

3. T4U has the right to terminate the Agreement with respect to any of the sites, and in such case it shall provide an alternative site for Teleran, which shall comply with Teleran's requirements. Teleran shall be able to elect, instead of being granted Usage Rights in the alternative site, to

                                       37

purchase the site with respect to which the contract was terminated, according to the payments schedule applicable to the relevant site type, provide there are no Other Users in the site.

In the event that T4U wishes to cancel the Agreement with regard to a Site in which there are Other Users, it will be entitled to do so if it shall find a suitable alternative Site for Teleran.

In a situation of transition to alternative solution, the provisions of Clause
10 of the Agreement shall apply.